UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2016, Broadridge Financial Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein (the “Underwriters”), with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $500 million aggregate principal amount of its 3.400% Senior Notes due 2026 (the “Notes”). The Underwriting Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering of the Notes was made pursuant to a registration statement on Form S-3, File No. 333-212143 (the “Registration Statement”) of the Company and the prospectus supplement dated June 21, 2016 (the “Prospectus Supplement”) and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on June 23, 2016. The Offering closed on June 27, 2016. The material terms of the Notes are described in the Prospectus Supplement.

On June 27, 2016, the Company entered into a third supplemental indenture (the “Third Supplemental Indenture”), dated as of June 27, 2016, to its indenture (the “Base Indenture”), dated as of May 29, 2007, among the Company and U.S. Bank National Association, as trustee (the “Trustee”), and issued thereunder $500 million aggregate principal amount of the Notes. The Notes bear interest at the rate of 3.400% per annum. The Third Supplemental Indenture and the Base Indenture are incorporated by reference herein.

The above descriptions of the Underwriting Agreement, Base Indenture, the Third Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of those agreements filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

In connection with the Notes offering, Cahill Gordon & Reindel LLP provided certain legal opinions to the Company that are filed as Exhibit 5.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of June 21, 2016, among Broadridge Financial Solutions, Inc. and J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein

4.1

Indenture dated as of May 29, 2007 by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on May 30, 2007).

4.2	Third Supplemental Indenture dated as of June 27, 2016, by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee

4.3	Form of Broadridge Financial Solutions, Inc. 3.400% Senior Note due 2026 (included in Exhibit 4.2).

5.1	Opinion of Cahill, Gordon & Reindel LLP

12.1	Computation of Pro Forma Ratio of Earnings to Fixed Charges

23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2016

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ James M. Young
	Name:	James M. Young
	Title:	Vice President, Chief Financial Officer